UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                  SCHEDULE 13D
                                 (Rule 13d-101)

                    UNDER THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. 1)*

                     Franklin Consolidated Mining Co., Inc.
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                                (Name of Issuer)


                          Common Stock, $.01 Par Value
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                         (Title of Class of Securities)


                                    35355910
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                                 (CUSIP Number)


  Andrew Cosentino, Esq., Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel



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                 (Name, Address and Telephone Number of Person
                Authorized to Receive Notices and Communications)


                               December 26, 1996
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            (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box |_|.

Note: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

* The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be filed for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                                 SCHEDULE 13D
CUSIP No. 35355910
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1     Name of Reporting Person
      S.S. or I.R.S. Identification No. of Above Person

      Gems & Minerals Corp.
      Island Investment Corporation
      Whitey Bear Trust
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2     Check the Appropriate Box If a Member of a Group*                  a.  |_|
                                                                         b.  |_|
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3     SEC Use Only

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4     Source of Funds*

      00
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5     Check Box If Disclosure of Legal Proceedings Is Required Pursuant to Item
      2(d) or 2(e) |_|


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6     Citizenship or Place of Organization

      Gems & Minerals Corp. - Nevada; Island Investment Corporation - Nevada; Whitey Bear Trust - California
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     7 Sole Voting Power

                        by each of Gems & Minerals Corp., Island Investment
  Number of             Corporation and Whitey Bear Trust - See Response to
   Shares               Item 5 of this Schedule
Beneficially            --------------------------------------------------------
  Owned By        8     Shared Voting Power
    Each
  Reporting             0
   Person               --------------------------------------------------------
    With          9     Sole Dispositive Power

                        by each of Gems & Minerals Corp., Island Investment
                        Corporation and Whitey Bear Trust - See Response to
                        Item 5 of this Schedule
                        --------------------------------------------------------
                  10    Shared Dispositive Power

                        0
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11    Aggregate Amount Beneficially Owned by Each Reporting Person

      by each of Gems & Minerals Corp., Island Investment Corporation and
      Whitey Bear Trust - See Response to Item 5 of this Schedule
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12    Check Box If the Aggregate Amount in Row (11) Excludes Certain Shares* |_|


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13    Percent of Class Represented By Amount in Row (11)


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14    Type of Reporting Person*

      Gems & Minerals Corp. - CO; Island Investment Corporation - CO; Whitey Bear Trust - OO
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                     *SEE INSTRUCTIONS BEFORE FILLING OUT!
          INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

Item 4. Purpose of Transaction.

            Gems & Minerals Corp. ("Gems") recently sold shares of Franklin Consolidated Mining Co., Inc. ("Franklin"). stock in several transactions. On December 26, 1996, two million (2,000,000) shares were sold to Concord International Ltd. in settlement of certain debt obligations. Also on December 26, 1996, five hundred thousand (500,000) shares were sold to Growth International Ltd. for consideration of $60,000. On January 2, 1997, one million (1,000,000) shares were sold to Redstone Securities for cash of $78,061.28.

Item 5. Interest in Securities of the Issuer.

            The reporting person in this Schedule beneficially owns __________ shares of the Common Stock, representing approximately ___% of an estimated ___________ issued and outstanding shares of the Common stock (based upon
_______ shares of the Common Stock issued and outstanding as of December 31,
1996). Gems has the sole right to direct the voting or disposition of _______ shares of the Common Stock and to receive or direct the receipt of dividends from or the proceeds from the sale of, any such shares. Through its ownership of the controlling interest in Gems (91% of the voting stock), Island has the power to direct Gems' actions with respect to such shares. Through its ownership of the controlling interest in Island (91% of the voting stock), the Trust indirectly has the same power. Such power of the Trust would be exercised by the Trustee in his capacity as sole trustee of the Trust.

            Anthony DiMatteo, an officer and director of Gems, owns ________ shares of Common Stock in his own name.

SIGNATURE

      After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date: January_____, 1997

                                        ISLAND INVESTMENT CORPORATION
                                        GEMS & MINERALS CORP.

                                     By /s/ Anthony DiMatteo
                                        ----------------------------------
                                        Anthony DiMatteo
                                        Secretary and Treasurer
                                        of Island Investment Corporation and
                                        Gems & Minerals Corp.

      After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date: January_____, 1997

                                        WHITEY BEAR TRUST

                                     By /s/ Anthony DiMatteo
                                        ----------------------------------
                                            Anthony DiMatteo
                                            Trustee

                                   EXHIBIT A

SIGNATURE

      After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct and hereby agree that this statement is being filed on behalf of Gems, Island and the Trust.

Date: January_____, 1997

                                        ISLAND INVESTMENT CORPORATION
                                        GEMS & MINERALS CORP.

                                     By /s/ Anthony DiMatteo
                                        ----------------------------------
                                        Anthony DiMatteo
                                        Secretary and Treasurer
                                        of Island Investment Corporation and
                                        Gems & Minerals Corp.

      After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct and hereby agree that this statement is being filed on behalf of Gems, Island and the Trust.

Date: January_____, 1997

                                        WHITEY BEAR TRUST

                                     By /s/ Anthony DiMatteo
                                        ----------------------------------
                                            Anthony DiMatteo
                                            Trustee